UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 17, 2008
Williams Pipeline Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33917	26-0834035

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172

(Address of principal executive offices)	(Zip Code)
(918) 573-2000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     Williams Pipeline Partners L.P. (the “Partnership”) entered into an underwriting agreement on January 17, 2008 (the “Underwriting Agreement”) with Williams Pipeline GP LLC (“Pipeline GP”), Williams Gas Pipeline Company, LLC (“Williams Gas Pipeline”) and Williams Pipeline Operating LLC (“WP Operating” and together with the Partnership, Pipeline GP and Williams Gas Pipeline, the “Williams Parties”), and Lehman Brothers Inc., Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 16,250,000 common units representing limited partner interests in the Partnership sold by the Partnership at a price to the public of $20.00 per common unit ($18.80 per common unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 2,437,500 common units on the same terms if the Underwriters sell more than 16,250,000 common units in the offering.
     In the Underwriting Agreement, the Williams Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
     On January 17, 2008, the Partnership announced that it had priced its initial public offering of 16,250,000 common units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits.

Exhibit Number	Description
Exhibit 1.1
Underwriting Agreement, dated January 17, 2008, among Williams Pipeline Partners L.P., Williams Pipeline GP LLC, Williams Gas Pipeline Company, LLC, Williams Pipeline Operating LLC, Lehman Brothers Inc., Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 99.1	Williams Pipeline Partners L.P., Press Release dated January 17, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 23, 2008

WILLIAMS PIPELINE PARTNERS L.P.
By:	Williams Pipeline GP LLC, its General Partner

By:	/s/ Richard D. Rodekohr
Richard D. Rodekohr, Vice President and Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1
Underwriting Agreement, dated January 17, 2008, among Williams Pipeline Partners L.P., Williams Pipeline GP LLC, Williams Gas Pipeline Company, LLC, Williams Pipeline Operating LLC, Lehman Brothers Inc., Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 99.1	Williams Pipeline Partners L.P., Press Release dated January 17, 2008.